Exhibit 99.1

June 2015

Legal Disclaimer The information contained in this presentation is for information purposes only, is subject to completion and amendment and is not investment advice and is not intended to be used as the basis for making an investment decision. This presentation shall not, and is not intended to, constitute or contain an offer or invitation to sell or the solicitation of an offer to buy, and may not be used as, or in connection with, an offer or invitation to sell or a solicitation to buy any securities. You should not rely on, or make any investment decision based upon, or subscribe for or purchase any securities of American Apparel, Inc. (the “Company” or “American Apparel”) on the basis of, this presentation or any other information, whether given orally or in writing, provided to you in connection herewith. No representation, warranty or undertaking is made hereby or is to be implied by any person as to the completeness, accuracy or fairness of the information contained in this presentation and neither the Company nor any affiliate of the Company accepts any liability or responsibility whatsoever in respect thereof. In addition, the Company’s future results are subject to risks and uncertainties over which the Company has no control or ability to predict. The Company can give no assurance as to its future operations or results. See “Safe Harbor Statement” below. The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”). On May 29, 2015, the Company filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2015 Annual Meeting. Prior to the 2015 Annual Meeting, the Company will furnish a definitive proxy statement to its stockholders (the “2015 Proxy Statement”), together with a WHITE proxy card. STOCKHOLDERS ARE URGED TO READ THE 2015 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement for the 2015 Annual Meeting and will be set forth in the 2015 Proxy Statement and other materials to be filed with the SEC in connection with the 2015 Annual Meeting. Stockholders will be able to obtain, free of charge, copies of the 2015 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the 2015 Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.americanapparel.net) or by contacting Chelsea A. Grayson by phone at 213-488-0226, by email at investors@americanapparel.net or by mail at American Apparel, Inc., Attn: Investor Relations, 747 Warehouse Street, Los Angeles, California 90021. In addition, copies of the proxy materials, when available, may be requested from the Company’s proxy solicitor, Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022 or toll-free at 888-750-5834.

Safe Harbor Statement This presentation, and other statements that the Company may make, may contain forward-looking statements. Forward-looking statements are statements that are not historical facts and include statements regarding, among other things, the Company’s future financial condition, results of operations and plans and the Company’s prospects and strategies for future growth and cost savings. Such forward-looking statements are based upon the current beliefs and expectations of American Apparel’s management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements, including, among others: the ability to generate sufficient liquidity for operations and debt service; changes in the level of consumer spending or preferences or demand for the Company’s products; increasing competition, both in the U.S. and internationally; the evolving nature of the Company’s business; the Company’s ability to hire and retain key personnel and the Company’s relationship with its employees; suitable store locations and the Company’s ability to attract customers to its stores; the availability of store locations at appropriate terms and the Company’s ability to identify and negotiate new store locations effectively and to open new stores and expand internationally; effectively carrying out and managing the Company’s strategy, including implementing initiatives relating to its turn-around strategy; disruptions in the global financial markets; failure to maintain the value and image of the Company’s brand and protect its intellectual property rights; declines in comparable store sales and wholesale revenues; financial nonperformance by the Company’s wholesale customers; the adoption of new accounting pronouncements or changes in interpretations of accounting principles; seasonality of the business; consequences of the Company’s significant indebtedness, including the Company’s relationships with its lenders and the Company’s ability to comply with its debt agreements, including the risk of acceleration of borrowings thereunder as a result of noncompliance; the Company’s liquidity and losses from operations; the Company’s ability to develop and implement plans to improve its operations and financial position; costs of materials and labor, including increases in the price of yarn and the cost of certain related fabrics; the Company’s ability to pass on the added cost of raw materials to its wholesale and retail customers; the Company’s ability to improve manufacturing efficiency at its production facilities; the Company’s ability to effectively manage inventory and inventory reserves; location of the Company’s facilities in the same geographic area; manufacturing, supply or distribution difficulties or disruptions; risks of financial nonperformance by customers; investigations, enforcement actions and litigation, including exposure from which could exceed expectations; compliance with or changes in U.S. and foreign government laws and regulations, legislation and regulatory environments, including environmental, immigration, labor and occupational health and safety laws and regulations; costs as a result of operating as a public company; material weaknesses in internal controls; interest rate and foreign currency risks; loss of U.S. import protections or changes in duties, tariffs and quotas and other risks associated with international business including disruption of markets and foreign supply sources and changes in import and export laws; technological changes in manufacturing, wholesaling, or retailing; the Company’s ability to upgrade its information technology infrastructure and other risks associated with the systems that are used to operate the Company’s online retail operations and manage the Company’s other operations; adverse changes in its credit ratings and any related impact on financing costs and structure; general economic and industry conditions, including U.S. and worldwide economic conditions; disruptions due to severe weather or climate change; and other risks detailed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Report on Form 10-K for the year ended December 31, 2014, as amended. The Company’s filings with the SEC are available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Chaotic to Iconic - American Apparel’s Future Vision • To be the brand of choice for socially conscious consumers driving revenue to $1B through exceptional high quality product and world class operations, manufactured in the USA Mission • To be a financially sound, socially conscious, iconic brand that provides high quality American made products to consumers while maximizing stakeholder value

Investment Highlights • American Apparel is an iconic brand with a loyal customer following and tremendous global brand awareness • American Apparel is the largest apparel manufacturer in North America, providing over 10,000 jobs worldwide • New experienced leadership team has developed and is implementing a multi-year strategic turnaround plan • Major cultural shift within the organization – focus on accountability, collaboration, transparency, efficiency and communication • Significant efficiencies and opportunities identified Steps to create significant shareholder value: • Improve Product/SKU rationalization • Creative Marketing • Maximize Retail, E-Commerce and Wholesale opportunities • Supply chain agility to improve speed to market • Expense management

Investment Highlights • Intermediate-term financial opportunity: • Revenue of $700M - 750M • EBITDA of $65M - 75M • Long-term financial opportunity: • Revenue of $1B • EBITDA of $125M - 150M

New Leadership Team

Paula Schneider Chief Executive Officer

- *Effective January 2015*
- 30 years experience in the apparel sector
- Experienced in design, merchandising, sales, manufacturing, finance, licensing and human resources
- Previously served as senior officer of Warnaco, Gores Group, BCBG Max Azria, and Laundry by Shelli Segal

Hassan Natha Executive Vice President, Chief Financial Officer

- *Effective September 2014*
- 20 years of experience in finance and accounting with both public and private companies
- Previously served as CFO at Fisher Communications, Inc. (FSCI) and Jones Soda (JSDA), executive roles at Bauer Nike Hockey
- Certified Public Accountant and a Canadian Chartered Professional Accountant

Chelsea A. Grayson Executive Vice President, General Counsel, and Secretary

- *Effective December 2014*
- More than 15 years of experience in private practice as a corporate lawyer
- Partner at Jones Day and Loeb & Loeb LLP

American Apparel®

Thoryn Stephens Chief Digital Officer • Effective February 2015 • VP of Data Science at Tillster, global leader on customer engagement programs • Built product and platforms for some of the largest brands, Fox Network Group (Fox Broadcasting/Fox Sports), Beachbody (P90X) Cynthia Erland Senior Vice President, Marketing • Effective February 2015 • 20 years experience in fashion branding and public relations in apparel and entertainment marketing • VP Marketing for Perry Ellis International Women’s Brands – C&C California, Laundry by Shelli Segal, Jantzen and Perry Ellis Swim • Directed the launch of new divisions including C&C Sport and E! Entertainment’s Style Network Brian McHale Senior Vice President, Chief Information Officer • Effective April 2015 • Over 20 years of technology leadership roles at Journal Broadcast Group, Fisher Communications, DirectTV, Starz, Entertainment and Discovery Communications • Significant experience leading and implementing major systems transformations to establish platform for growth New Leadership Team

Top Brands – Survey of Millennials • In 2014, Goldman Sachs polled over 1,200 Teen Vogue “It Girls” on approximately 350 brands • American Apparel included in top 50 brands (#36) • Polled on three metrics: - Affinity: measured whether or not the respondent liked the brand - Familiarity: measured whether or not the respondent knew the brand - Word of Mouth: measured how much respondents discussed a brand relative to others Iconic Brand with Tremendous Brand Awareness American Apparel brand is strong and still very relevant to core Millennial customers, ranking #36 out of all international brands (Goldman Sachs brand Survey 2014)

Recast the Brand in a Positive, Inclusive, Socially Conscious Light • Nudity and blatant sexual innuendo • Inappropriate sexual pose • Offensive to many • Confident and naturally beautiful from 16 – 60 • Racially universal • Still natural without makeup and airbrushing • The millennial spirit is not about age but about involvement, individuality and self expression • AA is an inclusive brand • Inspiring because anybody can be beautiful enough to be a model Old New

Millennials - Large, Affluent & Growing Population • Ages 15 – 35 • There are approximately 90 million millennials in the U.S. • They are the largest, most diverse U.S. population • Shaped by technology, they value social issues, community and creativity in their workplace • They are the key influencers in fashion and current events

Operational • Stagnant retail product • Non-existent demand planning • Limited SKU management processes • Lack of a merchandising calendar • Mismanagement of system implementations resulting in high costs • Costly overtime and overproduction Cultural • Siloed approach to business • Lack of accountability, collaboration and communication The Challenge

The reorganization and restructuring of critical business processes and platforms is under way and vital to the go-forward success Key Initiative Areas • Product development • Retail store productivity • E-commerce • Wholesale optimization • Speed to market • Cost management • Brand building • Infrastructure Multi-Year Strategic Turnaround Plan

• Improve product assortment and store merchandising • Reduce SKUs by 30% • Build Company’s first demand planning and forecasting function • Hire additional design talent to address design, quality & fit issues • Build product testing capability in test stores • Develop additional fabrics & wholesale styles for best in class • Reduce slow moving inventory levels • Improve speed to market Product Development – 2015/2016 Initiatives

Improve Products Lifecycle & Speed to Market

Imperatives	**Seasonal Initiative & Creative Direction**	**Style Rational ization**	**Maintain Design Calendar**	**Structured Retail Buy Plan**	**Raw Material Purchases & Allocate Production**	**Deliver Appropriate High Quality Product on Time**	**React to Bestseller -Test Strategy**	**Implement MD Strategy**
Owner	**Talented Design Team**	**Planning & Buying Team**	**Design/ Merchandising**	**Planning & Buying Team**	**Pre Production Planning**	**Production QC**	**Design Production**	**Planning & Buying Team**
Actions	Access to detailed historical sales data & trend services	Access to detailed historical sales data	Trend right product with perfected fits	Accurate planning & forecasting effort resulting in correct stock levels by door	Accurate forecasting with adequate time for production	Smooth runs reducing overtime	High sense of urgency to drive sales	Clear through slow sellers
	New product launches	Maximize best sellers Clear out underperforming styles	Varied product for all AA consumers	Test strategy in 20 – 30 stores	Raw Material Savings	Correct seasonal product	Maximize best selling silhouettes and fabrications	Increase turn by door
	True collaboration with marketing	Synergies between wholesale & retail	Sufficient lead time for production	Follows financial budget to prevent over buying	All raw materials in place for timely production	High quality product	Speed to market	Drive Traffic
Key Metrics	• Sell through • $ per sf • Market share	• Sku/style productivity • Sell through • Reduced costs	• Drop rate • Cost/Style • Calendar dates	• Increase turn • Sku productivity • Sell through • Revenue by style	• Overtime reduction • Reduced add backs	• Margins • On time delivery • Increase market share	• Market share • Increased revenue • Turn	• Turn • Revenue by style • Increase store traffic

American Apparel®

American Apparel, Inc. • 242 stores (12/31/14) • $609M net sales (2014) • 10,000 employees Retail Stores: Global Footprint

Product • Better product/ SKU rationalization • Focus on quality and fit Operations • Increase conversion • Improve retail operations/communication • Strong training & onboarding • Optimize retail replenishment frequency Marketing • Increase store traffic • Rejuvenate branding in stores • Consistent visual merchandising Stores • Open opportunistic retail locations • Close underperforming stores as leases expire Retail Store Productivity – 2015/2016 Initiatives

Retail Experience

Retail Experience 19 Melrose Store, Los Angeles - Before Before Melrose Store, Los Angeles – After After

Retail Store Economics Target Markets • Strong brand awareness • Population greater than 400,000 (unless college town) • High annual household income • Ability to be reached by current management • No requirements for additional admin expenses Target Size • 2,500 square feet for stand-alone retail • 2,200 square feet in malls • Minimum target first year sales of $1.2M • Strict ROI metrics and store performance measurement to maximize investment Minimize • Cannibalization of our current stores • Capital expenditures (approximately $325K per store) Geographic Opportunities Execution Risk Rent / Sales Success Rate Management Risk Brand Leverage US: major metro areas US: next 100 cities International: existing country International: new country Most likely to succeed Current Markets • US market over invested in New York and Los Angeles markets • Some international locations saddled with high rents • Inefficient international locations (one store per country) • Inability to be reached by current management Current Size and location • 1,200 to 3,500 square feet for stand-alone retail or mall locations • ROI inconsistent for new store investments Performance • Barbell performance of all current performance • Historically minimal store and market metrics reviewed for new store investment or relocations Current Store Profile Target Store Profile Investment Opportunity Matrix

• Hired Chief Digital Officer • Site redesign to optimize E-com platform and improve site experience • Focus on core markets • Improve quality of traffic • Focused media spending and site merchandising • Merge brand site (photography) with retail site (online store) • Deliver native mobile app • Increase conversion from 1.6% to 2.5% • Implement web analytics • Improve inventory allocation rules E-commerce – 2015/2016 Initiatives

Consumer Experience to Drive Overall E-commerce Growth • Nearly half of all traffic is from a mobile device • iOS app is slated for Q4 with POS integration Home Page Redesign App Redesign • Testing into site redesign offering enhanced user experience

Potential Impact of Achieving Industry-Standard Conversion Rates Currently: 1.6% conversion Striving for medium performance: 2.0% conversion Striving for industry standard performance: 2.5% or better conversion Key levers to press: . Better onsite merchandising . International payments . Improving site experience . Overseas fulfillment . Mobile App $61M $83M $96M

New Products • Create new product collections and leverage seasonal lines to grow wholesale imprintables and B to B • Launch new fabrications/groups for Spring 2016 • Invest in Fabric R&D Sales People and New Customers • Increase domestic sales staff • Expand international salesforce & distributors • Target screen printers, promotional dealers, and vendors focused on government and education for imprintables • Build stand alone web platform to drive wholesale sales • Focus on expanding B to B both US & International International – focus on building Europe & Asia • Create scalable infrastructure in Europe/Asia • Increase sales of new/existing international customers • Strategically test & expand into new geographies Operational • CRM system to support growth • Improve sales forecasting/fulfillment • Develop wholesale calendars to align with B to B Wholesale Optimization – 2015/2016 Initiatives

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Optimize Supply Chain/Speed to Market The current supply chain is not properly aligned to support the diverse business needs and increase flexibility and innovation Channel needs/market demand will drive production and distribution processes Design to Pre-Production • Create pre production process • PLM necessary to support flexibility and innovation in the product process Production • Develop proper manufacturing balance to service the diverse needs of Retail, E-commerce, Wholesale customers • Agile manufacturing processes will facilitate product innovations to react to changing fashion trends • Investments needed to enable innovation Distribution • Improve layout of the La Mirada distribution facility to also better serve the different needs of our three channels • Consider international fulfillment to improve customer service, store fulfillment and inventory management • Invest in new RFID capabilities to reduce touch times between sales order and fulfillment

• Manufacturing labor optimization/overtime reduction • Reduce T&E • Reduce professional fees and supply chain costs • Increase manufacturing efficiencies with enhanced demand planning • Establish flexible supply chain for all channels • Establish more competitive raw material costs • Create, emphasize and maintain safety programs and teams • Distribution optimization by utilizing more cost effective shipping methods/replenishment Cost Management – 2015/2016 Initiatives

• Launch newly designed E-commerce site • Create positive Omni-channel campaign strategies/tactics • Increase store traffic • Redirect marketing spend to improve ROI • Build authentic online blog to focus on fashion, lifestyles & social commentary • Alignment of global marketing calendars Brand Building – 2015/2016 Initiatives

Optimize & Reallocate Global Marketing Spend

Retail

- New product launches aligned with digital promotions
- Strong collaboration with visual merchandising to create a compelling retail experience
- Produce cohesive in store events, partnering with influencers and cross-promoting with top brand, festival, and social causes, increasing store traffic
- Expand target audience, reaching 25-35 yr. olds
- Redirect marketing spend from traditional print and outdoor to digital marketing
- Rejuvenate the brand through ad campaign events and PR that resonate with current demo

Wholesale

- Update trade show branding
- Increase catalog distribution
- Penetrate new markets
  - Target government agencies
  - Increase seed product
  - Increase ROI on trade shows and publications
- Increase regional shows

E-Commerce

- Full site redesign creating a lifestyle destination
- Create online magazine
- Produce YouTube channel, Snapchat
- Increase all social following – Instagram, Facebook, Pinterest, Twitter
- Consolidate marketing and promotional calendar
- Enhance "Le Club" loyalty program
- Demographic profiling


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American Apparel®

Update Omni Channel Marketing Before - 2014 Billboards

Current - 2015 Billboards (May)

Online lifestyle magazine for millennials and influencers Focus The AA Blog: (Journal, Notes, Bulletin, Inside AA, Digest, The Memo, The Vault, Chapters, from the Factory Musings) A long term SEO and branding initiative to further assist both digital and retail initiatives, build engagement and brand relevancy Topics • Factory Stories – highlight unique AA talent: design & marketing teams, factory workers • Community Involvement – Human Rights Campaign/LGBT rights, Women’s Day, sustainability, recycling, immigration reform • Collaborations – Todd Selby, Nathalie Du Pasquier, Spring Glossier, Petra Collins • Youtube – weekly cross-promotional content • AA Friends – Brendan Jordan, advanced style, musical partnerships (Hinds, Melissa Brooks), The Ru Paul’s Drag Race, (LBGT outreach) • Retail events – festival, magazine added value, art shows & curations, regional partnerships • #AASelfie – major branded hashtag • Viva Radio • Cross-promote digital ad campaigns

Supply Chain • Align to support the diverse business needs, flexibility and innovation • Nimble internal manufacturing to become a strategic advantage (speed to market) Information Technology • Invest in Information Technology to create significantly improved customer experiences, flexibility in the supply chain, operations and establish a platform to support company growth • Upgrade of business intelligence to support decision making Human Resources • Improve competencies to attract & retain talent, decrease turnover and reduce workers comp • Invest in training and safety first policies Infrastructure – 2015/2016 Initiatives

Evaluate & Invest in Information Technology Strategic Assessment – 2015 • Conduct detailed review of current landscape • Assess needs / gaps in current IT infrastructure • Requires involvement with all department heads Evaluate Options - 2016 • Obtain proposals from solution providers • Conduct robust ROI analysis and business case • Analyze integration / interface amongst the various proposed solutions • Determine investment requirements: • Capital outlay – implementation costs and ongoing costs • Internal human resources – IT, other departments Implementation Planning – 2016 and future years • Given approved projects, determine implementation schedule

Improve HR competencies to right size organization, attract & retain talent, decrease turnover and reduce workers comp People Initiatives • Attract and retain key management leadership - Create organizational charts, job descriptions, salary bands • Improve company-wide communications - Adopt a company-wide Safety Communications Initiative • Maximize employee benefit options - Develop and implement consistent compensation planning - Formalize Bonus Incentive Structure for key employees - Conduct RFP for 401(k) program and select suitable vendor - Review and implement Holiday and Vacation Pay policies • Reduce workers compensation liability and reserves - Hire Director of Safety & key staff to manage workers comp - Coordinate multi-departmental effort to reduce workers compensation - Develop monthly communications to the organization Human Resources

Philanthropy and Social Causes American Apparel Cares Immigration Reform Partner with key influencers in immigration reform to affect change • President Obama’s Administrative Relief Program • New American’s Opportunity Fund LGBTQ Equality Now & Forever • American Apparel is the first international apparel sponsor of (HRC) The Human Rights Campaign Foundation's global initiative (the largest civil rights organization for LGBTQ equality) • AA joined the amicus brief that was filed with the SCOTUS in 2015 in support of marriage equality Charitable Initiatives • Disaster Relief (Nepal) • United Nations Development Program • Ethical Fashion Council • Dress for Success • Operation Reinvent

Conclusion • American Apparel is an iconic brand with a loyal customer following and tremendous global brand awareness • American Apparel is in the first phase of a multi-year turn-around plan with targeted short, intermediate and long term growth goals • The reorganization and restructuring of critical business processes and platforms is underway and vital to the go-forward success • New leadership hires add professionalism with an innovative approach to evolving the business • Success is achievable with an opportunity to create significant shareholder value American Apparel can be a $1B brand

Thank You

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